UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2015

Walthausen Small Cap Value Fund
Annual Report
January 31, 2015

Dear Fellow Shareholders,

The fiscal year ending January 31, 2015 proved to be a challenging period for the Fund. The benchmark Russell 2000 Value Index the "Index") returned a modest 3.90% for the year while the Fund slightly underperformed with a return of 3.23% . With investors focusing more on the larger capitalization companies, and well as those deemed as growth names, small cap value generally underperformed as a domestic equities asset class. There were a couple of major factors that impacted the portfolio. Energy stocks declined significantly in price as petroleum prices began a steady slide in the summer, while gas prices also sold off in the waning months of the year. We had entered the year overweight Energy and, although we cut back our exposure fairly early, it was not quick enough. Additionally, our absence from Utilities and REITs had a major impact on returns. Those two sectors, which in total accounted for about 22% of the Index, soared more than 20%, and jointly contributed 457 basis points of the Index's performance. Given that strong performance and the fact that our stock selection added value, the result relative to the benchmark was not as disappointing as it first appears.

Looking in more detail as to why investors rewarded REITs and Utilities, we believe that the common denominator is that they are securities which people buy for the dividend yield. In summary, we don't as a rule invest in these two areas, as we focus on companies which reinvest in their business. We think Utilities, as a capital intensive, heavily regulated industry, subject to high environmental cost and very little if any real growth, are not good prospects for long-term growth. In terms of REITs, the issues for us are the fixed nature of their investments and financial leverage. All real estate investors I know diligently inspect all the properties that they invest in. It is a specialty area. Also, they are typically highly leveraged which puts them at risk in periods of credit crisis. After this extended period of low interest rates, in time we believe that interest rates will rise, and provide a real return to the lender as well as potentially create some inflationary pressures. So while we are unhappy that we underperformed our benchmark, we are not going to chase REITs and Utilities.

In terms of stock selection, we generated solid returns from a diverse group of sectors. Two stocks were subject to takeovers during the year; Gentiva Health Services (a provider of home health, hospice and community care services) and Conversant (a digital marketing company). Other names which also contributed strongly to Fund returns were Unifi (a manufacturer and seller of polyester and nylon yarns), and Big Lots (a broadline closeout retailer). On the other side of the ledger, we were negatively impacted by a reshuffling of names within the energy sector, and also, in several instances, stayed with companies too long that had been strong performing in past years. This included sub-prime mortgage servicers, Ocwen and Altisource, as well as First Financial Bankshares (primarily a provider of commercial banking in Texas) and GT Advanced Technologies (a provider of solar and LED equipment). Those stocks had been very rewarding holdings and we had taken sizable profits, but we were too slow to identify mounting risks. We have exited all four names.

Looking forward we think that the economy is gaining strength from low interest rates and much lower energy costs. However, we are surprised to see evidence that consumers remain cautious and must also note that the stronger dollar and the lackluster growth in most of the world economies will have a dampening influence. We believe that the US economy will grow but at only a moderate rate. Our strategy continues to be stock selection. We continue to look for companies where prospects of a more prosperous future are undervalued versus the market in general.

Thank you for your continued support.

Sincerely,

John B. Walthausen

2015 Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/15 NAV $20.88

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2015

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	3.23%	17.26%	18.52%	14.85%
Russell 2000® Value Index(B)	3.90%	14.15%	13.97%	7.58%

Annual Fund Operating Expense Ratio (from Prospectus dated June 1, 2014): 1.25%

The Fund’s expense ratio for the fiscal year ended January 31, 2015 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2015 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND

                                                  WALTHAUSEN SMALL CAP VALUE FUND
                                                                by Sectors (Unaudited)
                                                         (as a percentage of Net Assets)

                     * Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2015 Annual Report 3

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2014 and held through January 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees, and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2014 to
	August 1, 2014	January 31, 2015	January 31, 2015

Actual	$1,000.00	$989.45	$6.17

Hypothetical	$1,000.00	$1,019.00	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Annual Report 4

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
774,890	American Vanguard Corporation	$8,663,270	1.05%
Air Transportation, Nonscheduled
387,820	Era Group Inc. *	8,733,706	1.06%
Air-Condition & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment
486,750	AAON Inc.	10,616,018	1.28%
Blankbooks, Looseleaf Binders, Bookbinding & Related Work
204,980	Deluxe Corporation	13,309,351	1.61%
Broadwoven Fabric Mills, Man Made Fiber & Silk
286,211	Albany International Corporation Class A	9,768,381	1.18%
Commercial Printing
272,494	Multi-Color Corporation	15,864,601	1.92%
Communications Services, NEC
294,913	DigitalGlobe, Inc. *	7,930,211	0.96%
Computer & Office Equipment
216,915	Lexmark International Inc. Class A	8,657,078	1.05%
Computer Communications Equipment
110,226	Electronics for Imaging, Inc. *	4,260,235	0.51%
Construction Machinery & Equipment
160,713	Columbus McKinnon Corporation	4,025,861	0.49%
Crude Petroleum & Natural Gas
1,222,410	PetroQuest Energy, Inc. *	3,581,661
1,753,030	Rex Energy Corporation *	6,205,726
571,450	WPX Energy, Inc. *	6,091,657
		15,879,044	1.92%
Cutlery, Handtools & General Hardware
779,109	Blount International, Inc. *	12,076,189	1.46%
Electronic Coils, Transformers & Other Inductors
281,155	Bel Fuse, Inc. Class B	6,612,766	0.80%
Electronic Components & Accessories
963,825	Vishay Intertechnology Inc.	13,127,296	1.59%
Fabricated Plate Work (Boiler Shops)
153,595	Chart Industries, Inc. *	4,377,457	0.53%
Fabricated Structural Metal Products
608,160	Harsco Corporation	8,976,442	1.08%
Fats & Oils
637,590	Darling International Inc. *	10,826,278	1.31%
Fire, Marine & Casualty Insurance
391,993	Horace Mann Educators Corporation	11,944,027	1.44%
Gold & Silver Ores
1,571,540	Nevsun Resources Ltd. (Canada)	5,437,528	0.66%
Greeting Cards
228,013	CSS Industries Inc.	6,201,954	0.75%
Industrial Inorganic Chemicals
389,265	LSB Industries, Inc. *	12,160,639	1.47%
Instruments for Measuring & Testing of Electricity & Electric Signals
122,571	Allied Motion Technologies, Inc.	2,748,042	0.33%
Insurance Agents, Brokers & Service
50,351	CorVel Corporation *	1,658,562	0.20%
Life Insurance
278,810	Primerica, Inc.	13,840,128	1.67%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2015 Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Machine Tools, Metal Cutting Types
125,000	Hardinge Inc.	$1,426,250	0.17%
Metal Forgings & Stampings
324,919	Materion Corp.	10,706,081
522,180	TriMas Corp. *	14,093,638
		24,799,719	3.00%
Metal Mining
1,850,730	Cliffs Natural Resources Inc.	11,881,687	1.44%
Millwood, Veneer, Plywood, & Structural Wood Members
993,610	Ply Gem Holdings, Inc. *	12,519,486	1.51%
Miscellaneous Business Credit Institution
721,210	Intrepid Potash, Inc. *	9,599,305	1.16%
Miscellaneous Fabricated Metal Products
1,112,980	Mueller Water Products, Inc. Series A	11,385,785	1.38%
Motor Homes
443,486	Winnebago Industries, Inc.	8,820,937	1.07%
Motor Vehicle Parts & Accessories
833,521	Modine Manufacturing Corporation *	10,160,621
443,290	Remy International, Inc.	9,428,778
560,825	Superior Industries International, Inc.	10,235,056
		29,824,455	3.60%
National Commercial Banks
211,608	City Holding Company	8,957,367
307,100	Community Bank System Inc.	10,327,773
720,290	First Financial Bancorp	11,899,191
167,310	WSFS Financial Corporation	12,357,516
		43,541,847	5.26%
Office Furniture (No Wood)
740,290	Steelcase Inc. Class A	12,496,095	1.51%
Operative Builders
500,350	M/I Homes, Inc. *	10,327,224	1.25%
Paints, Varnishes, Lacquers, Enamels & Allied Products
1,025,460	Ferro Corporation *	11,413,370	1.38%
Pharmaceutical Preparations
432,374	Cambrex Corporation *	9,698,149	1.17%
Plastic Materials, Synth Resin
339,704	Hexcel Corp.	15,025,108	1.82%
Printed Circuit Boards
168,437	Kimball Electronics, Inc. *	1,714,689	0.21%
Pulp Mills
794,384	Mercer International Inc. (Canada) *	10,072,789	1.22%
Real Estate Agents & Managers (For Others)
571,790	Interval Leisure Group, Inc.	13,196,913	1.59%
Refrigeration & Service Industries
164,700	Standex International Corp.	11,543,823	1.39%
Retail - Furniture Stores
87,771	Haverty Furniture Companies, Inc.	2,144,246	0.26%
Retail - Variety Stores
306,320	Big Lots, Inc.	14,063,151	1.70%
Rolling Drawing & Extruding of Nonferrous Metals
182,510	Kaiser Aluminum Corporation	12,649,768	1.53%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2015 Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Savings Institution, Federally Chartered
708,695	Dime Community Bancshares, Inc.	$10,460,338	1.26%
Services - Business Services, NEC
462,050	ExlService Holdings, Inc. *	13,575,029
761,648	Lionbridge Technologies, Inc. *	3,793,007
		17,368,036	2.10%
Services - Computer Integrated Systems Design
553,590	Convergys Corporation	10,606,784
721,268	Sonus Networks, Inc. *	13,761,794
168,880	SYNNEX Corporation	12,529,207
		36,897,785	4.45%
Services - Educational Services
180,970	American Public Education, Inc. *	6,075,163
216,930	Capella Education Company	14,749,071
		20,824,234	2.51%
Services - Help Supply Services
21,266	CDI Corp.	361,309	0.04%
Services - Home Health Care Services
190,716	Addus HomeCare Corporation *	4,230,081
961,317	Gentiva Health Services, Inc. *	18,668,776
		22,898,857	2.76%
Services - Miscellaneous Amusement & Recreation
615,980	SeaWorld Entertainment, Inc.	10,785,810	1.30%
Special Industry Machinery, NEC
150,000	Amtech Systems, Inc. *	1,230,000	0.15%
State Commercial Banks
354,540	Bryn Mawr Bank Corp.	10,334,841
775,670	CVB Financial Corp.	11,332,539
338,627	Eagle Bancorp, Inc. *	11,581,043
192,600	Great Southern Bancorp, Inc.	6,956,712
309,670	Lakeland Financial Corporation	11,686,946
409,190	Southside Bancshares, Inc.	11,170,887
141,020	Stock Yards Bancorp, Inc.	4,343,416
377,140	TriCo Bancshares	8,806,219
1,747,064	TrustCo Bank Corp NY	11,233,621
1,216,920	Wilshire Bancorp, Inc.	11,073,972
		98,520,196	11.89%
Textile Mill Products
152,020	Lydall Inc. *	4,188,151
429,429	Unifi, Inc. *	13,840,497
		18,028,648	2.17%
Truck Trailers
1,080,619	Wabash National Corporation *	13,475,319	1.63%
Trucking (No Local)
415,590	Werner Enterprises, Inc.	11,856,783	1.43%
Wholesale - Durable Goods
15,000	School Specialty, Inc. *	1,623,750	0.20%
Wholesale - Machinery, Equipment & Supplies
250,000	Lawson Products, Inc. *	6,150,000	0.74%
Wholesale - Paper & Paper Products
311,640	United Stationers Inc.	12,562,208	1.52%
Wood Household Furniture, (No Upholstered)
319,382	Bassett Furniture Industries Inc.	7,096,668	0.86%
Total for Common Stocks (Cost $668,206,118)		$785,979,801	94.95%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2015 Annual Report 7

Walthausen Small Cap Value Fund
	Schedule of Investments
	January 31, 2015
Shares	Fair Value	% of Net Assets
MONEY MARKET FUNDS
37,736,187 Fidelity Institutional Treasury Money Market Fund -
Class I 0.01% **	$37,736,187	4.56%
(Cost $37,736,187)
Total Investment Securities	823,715,988	99.51%
(Cost $705,942,305)***
Other Assets in Excess of Liabilities	4,054,565	0.49%
Net Assets	$827,770,553	100.00%

** Variable rate security; the yield rate shown represents the rate at January 31, 2015.
*** At January 31, 2015, tax basis cost of the Fund’s investments was $706,536,537 and the unreal-
ized appreciation and depreciation were $148,658,057 and ($31,478,606), respectively, with a net unrealized appreciation of $117,179,451.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 8

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2015

Assets:
Investment Securities at Fair Value	$823,715,988
(Cost $705,942,305)
Cash	1,116,561
Receivable for Securities Sold	4,254,937
Receivable for Shareholder Subscriptions	1,552,363
Dividends Receivable	503,171
Interest Receivable	227
Total Assets	831,143,247
Liabilities:
Payable for Securities Purchased	2,076,507
Payable for Shareholder Redemptions	445,670
Payable to Advisor for Management Fees (Note 4)	689,550
Payable to Advisor for Service Fees (Note 4)	160,967
Total Liabilities	3,372,694
Net Assets	$827,770,553

Net Assets Consist of:
Paid In Capital	$685,806,069
Accumulated Net Investment Income (Loss)	(101,684)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	24,292,485
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	117,773,683
Net Assets, for 39,635,545 Shares Outstanding	$827,770,553
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($827,770,553/39,635,545 shares)	$20.88
Redemption Price Per Share ($20.88 * 0.98) (Note 2)	$20.46

Statement of Operations
For the fiscal year ended January 31, 2015

Investment Income:
Dividends (Net of foreign withholding tax of $17,680)	$9,805,327
Interest	4,175
Securities Lending Income (Note 6)	18,237
Total Investment Income	9,827,739
Expenses:
Management Fees (Note 4)	8,585,389
Service Fees (Note 4)	1,985,034
Total Expenses	10,570,423

Net Investment Income (Loss)	(742,684)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	112,793,320
Net Change in Unrealized Appreciation (Depreciation) on Investments	(83,803,536)
Net Realized and Unrealized Gain (Loss) on Investments	28,989,784

Net Increase (Decrease) in Net Assets from Operations	$28,247,100

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 9

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2014	2/1/2013
	to	to
	1/31/2015	1/31/2014
From Operations:
Net Investment Income (Loss)	$(742,684)	$(1,879,643)
Net Realized Gain (Loss) on Investments	112,793,320	65,271,608
Net Change in Unrealized Appreciation (Depreciation) on Investments	(83,803,536)	76,758,997
Increase (Decrease) in Net Assets from Operations	28,247,100	140,150,962
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	(108,470,624)	(41,018,962)
Change in Net Assets from Distributions	(108,470,624)	(41,018,962)
From Capital Share Transactions:
Proceeds From Sale of Shares	194,973,875	233,855,411
Proceeds From Redemption Fees (Note 2)	33,673	63,870
Shares Issued on Reinvestment of Dividends	99,025,202	37,832,565
Cost of Shares Redeemed	(217,607,125)	(187,049,035)
Net Increase (Decrease) from Shareholder Activity	76,425,625	84,702,811

Net Increase (Decrease) in Net Assets	(3,797,899)	183,834,811

Net Assets at Beginning of Period	831,568,452	647,733,641
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($101,684) and $0)	$827,770,553	$831,568,452

Share Transactions:
Issued	8,241,166	10,471,305
Reinvested	4,497,057	1,561,394
Redeemed	(9,125,822)	(8,324,660)
Net Increase in Shares	3,612,401	3,708,039
Shares Outstanding Beginning of Period	36,023,144	32,315,105
Shares Outstanding End of Period	39,635,545	36,023,144

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2014		2/1/2013		2/1/2012		2/1/2011	2/1/2010
	to		to		to		to	to
	1/31/2015		1/31/2014		1/31/2013		1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$23.08		$20.04		$16.10		$16.19	$11.27
Net Investment Income (Loss) (a)	(0.02)		(0.06)		0.03		(0.03)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	0.93		4.29		4.64		0.15	4.93
Total from Investment Operations	0.91		4.23		4.67		0.12	4.91
Distributions (From Net Investment Income)	-		-		(0.02)		-	-
Distributions (From Realized Capital Gains)	(3.11)		(1.19)		(0.71)		(0.22)	-
Total Distributions	(3.11)		(1.19)		(0.73)		(0.22)	-
Proceeds from Redemption Fees (Note 2)	-	+	-	+	-	+	0.01	0.01
Net Asset Value -
End of Period	$20.88		$23.08		$20.04		$16.10	$16.19
Total Return (c)	3.23%		20.82%		29.27%		0.95%	43.66%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$827,771		$831,568		$647,734		$324,281	$251,821
Ratio of Expenses to Average Net Assets	1.23%		1.24%		1.30%		1.32%	1.38%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.09%		-0.24%		0.15%		-0.16%	-0.14%
Portfolio Turnover Rate	69.42%		69.87%		52.63%		55.3%6	52.72%

+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2015

1.) ORGANIZATION
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of January 31, 2015, there were two series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

After December 31, 2012, the Fund closed to new investors. However, investors in the following categories may continue to invest in the Fund. You may purchase additional Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are: (i) a current Fund shareholder as of December 31, 2012; (ii) a participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of December 31, 2012; (iii) a broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of December 31, 2012 purchasing shares on behalf of new and existing clients; or (iv) a client who maintains a managed account with Walthausen & Co., LLC. Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its transfer agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2015, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that

2015 Annual Report 11

Notes to Financial Statements - continued

shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2015, proceeds from redemption fees amounted to $33,673.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. At January 31, 2015, accumulated net investment income (loss) was increased by $641,000, accumulated undistributed realized gain (loss) – net was decreased by $13,004,424, and paid in capital was increased by $12,363,424. Such adjustments were attributed to the reclassification of the net investment loss and the usage of equalization for tax purposes.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

2015 Annual Report 12

Notes to Financial Statements - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized as level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$785,979,801	$0	$0	$785,979,801
Money Market Funds	37,736,187	0	0	37,736,187
Total	$823,715,988	$0	$0	$823,715,988

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 2 or level 3 assets during the fiscal year ended January 31, 2015. There were no transfers into or out of the levels during the fiscal year ended January 31, 2015. It is the Fund’s policy to consider transfers into or out of each level as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2015.

2015 Annual Report 13

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the "Services Agreement"), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

For the fiscal year ended January 31, 2015, the Advisor earned management fees totaling $8,585,389, of which $689,550 was due to the Advisor at January 31, 2015. For the same period, the Advisor earned services fees of $1,985,034, of which $160,967 was due to the Advisor at January 31, 2015.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $9,750 plus travel and related expenses for the fiscal year ended January 31, 2015 for their services to the Fund. Under the Management Agreement, the Advisor pays these fees.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2015 was $685,806,069 representing 39,635,545 shares outstanding.

6.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank, an unaffiliated party, as lender’s agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the fair value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2015, the Fund does not have any securities out on loan.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2015, purchases and sales of investment securities other

2015 Annual Report 14

Notes to Financial Statements - continued

than U.S. Government obligations and short-term investments aggregated $572,084,796 and $624,802,954, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2015, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 36.25% and 42.03%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2015 was $706,536,537. At January 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$148,658,057	($31,478,606)	$117,179,451

For the fiscal year ended January 31, 2015, there was a distribution from short-term capital gain of $0.64895 per share and a long-term capital gain of $2.45789 per share paid on December 23, 2014 to shareholders of record on December 22, 2014.

Distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2015	January 31, 2014
Ordinary Income .	$ -0-	$ -0-
Short-Term Capital Gain	22,657,109	13,339,833
Long-Term Capital Gain	85,813,515	27,679,129
	$ 108,470,624	$ 41,018,962

As of January 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 4,085,816
Undistributed long-term capital gains	20,800,901
Unrealized appreciation on investments – net	117,179,451
$ 142,066,168

Book to tax differences are primarily attributable to the tax deferral of wash sales and the deferral of late year losses. Deferred late year losses totaled $101,684.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.) PROXY VOTING
At a Special Meeting of Shareholders of the Trust held on July 30, 2014, Trust shareholders of record as of the close of business on May 30, 2014 voted to approve the following proposal:

1. To elect Hany A. Shawky and John P. Mastriani to the Board of Trustees of the Trust.

	Shares Voted in Favor	Shares Voted Against/Abstentions
Hany A. Shawky	37,058,900	256,100
John P. Mastriani	37,058,900	256,100

2015 Annual Report 15

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2015 Annual Report 16

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2015 Annual Report 17

ADDITIONAL INFORMATION
January 31, 2015
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 20, 2015 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the "Agreement") between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund. In reviewing the Agreement, the Board received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund's performance since its' inception, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's strength, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials included information regarding the Fund's performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2000® Value Index. The Trustees discussed that the data showed that the Fund slightly underperformed its peer group, Morningstar category and benchmark for the 1-year period ended November 30, 2014. The data also showed that the Fund outperformed its peer group, category and benchmark for the longer term periods of 3-year, 5-year, and since inception through the period ended November 30, 2014. The Board noted that the Fund has consistently outperformed year-over-year with the exception of the short-term performance. The Board also noted that the long-term performance continued to be very strong and the Fund was the highest returning Fund as compared to the peer group for the 5-year period ended November 30, 2104. Based on this review, the Independent Trustees concluded that the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor's experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor's financial condition, the portfolio manager's background and investment management experience. Management noted that there were no changes in the personnel managing the Funds. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure since inception of the Advisor in 2007 and one addition to the Advisor during the year. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor's compliance efforts. The Board also reviewed the Advisor's financial stability. They noted that both portfolio management and CCO services were acceptable. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all operating expenses of the Fund pursuant to Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. Under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund's average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and the Services Agreement fee for average daily net assets in excess of $500 million are reduced to 0.15% . A representative of the Advisor reviewed a summary of the Advisor's profitability resulting from the services provided to the Fund for the period since the last renewal. The analysis showed that the net profits from portfolio advisory services as well as the net profits overall. The Board concluded that the Advisor's profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

2015 Annual Report 18

Additional Information (Unaudited) - continued

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. It was also noted that the Advisor is responsible under the Services Agreement for paying all but a very small fraction of the Fund's ordinary expenses. The Board also noted that the Fund's net expense ratio of 1.25% was higher than the average net expense ratio of the peer group, but within the range of its peers. The Board also noted that the Fund's net expense ratio was below the Morningstar category average. Additionally, it was noted that the management fee of 1.00% was above the peer group average and Morningstar category average, but also within the range of its peers. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. A representative of the Advisor noted that a number of the investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund's management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor has added breakpoints to the Services Agreement contract, therefore, as the Fund grows shareholders benefit from economies of scale. Additionally, the Trustees considered that after December 31, 2012, the Fund was closed to new investors with certain exceptions. The Trustees discussed the benefits to the existing shareholders that resulted from management's decision to close the Fund. It was also noted that while the Fund was closed to new investors, the net assets of the Fund can continue to grow through appreciation and through further investments of existing shareholders. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder and that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2015 Annual Report 19

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Small Cap Value Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 26, 2015

2015 Annual Report 20

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2015 Annual Report 21

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS TICKER WSVIX
RETAIL CLASS TICKER WSVRX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2015

Walthausen Select Value Fund
Annual Report
January 31, 2015

Dear Fellow Shareholders,

The fiscal year ending January 31, 2015 was a disappointing one for the Fund. The portfolio (Institutional Class) returned a meager 1.57% on the year versus the Russell 2500 Value Index benchmark (the "Index") which returned 7.25% . That benchmark return soundly surpassed the Russell 2000 Value Index (up 3.90%), providing clear evidence, given that all the Russell 2000 Value names are part of the Russell 2500 Value, that the size of a company's market capitalization did matter during the year. That performance disparity hit our performance as the Fund's weighted average market capitalization was at a meaningful discount to the benchmark index. Returns were also impacted by some fundamental strategic decisions that we made which are discussed in the following paragraph, as well as our exposure to Energy and some individual stock selections.

The fundamental strategic issue was our tendency to avoid investing in Utilities or REITs. We do that because they are generally bought for yield while we focus on looking for companies which reinvest in their business. Our stance is that utilities, as a capital intensive, heavily regulated industry, subject to high environmental cost and very little if any real growth, are not good prospects for long term growth. In terms of REITs, the issues are for us the fixed nature of their investments and financial leverage. All real estate investors I know diligently inspect all the properties that they invest in. It is a specialty area. Also, they are typically highly leveraged which puts them at risk in periods of credit crisis. After this extended period of low interest rates, in time we believe that interest rates will rise, and provide a real return to the lender as well as potentially create some inflationary pressures. So while we are unhappy that we underperformed our benchmark, (Utilities, which accounted for 5.8% of the Index, were up 25.1%, and REITs which accounted for 14.7%, were up 25.56%) we are not going to chase REITs and Utilities.

In terms of the impact from the Energy sector, we under reacted to the decline in energy prices that began in the summer. We did reduce exposure to oil exploration and production names, feeling that natural gas producers would be a better place to get energy exposure with gas prices seemingly steadier and inventories appearing at normal ranges. However, the very impressive increases in efficiency that drillers were achieving saw supplies increase late in the year and this price fell sharply, resulting in a sell off in the names we had exposure to. We think that there is a lesson to be learned from this; that oil production is likely to stay high for a few years as drilling efficiency continues to improve and oil produces reduce their cost of finding and developing to the current lower prices.

Turning to stock selection, we were negatively impacted by two positions where we stayed too long; Ocwen Financial (sub-prime mortgage service) and GT Advanced Technologies (a provider of solar and LED equipment) both names where we had initially made very good returns and taken some profits. However, we grew a bit complacent, and did not give proper weight to the fact that risks had increased. This was particularly so with GT Advanced, where a contract with Apple to provide sapphire for Apple products was cancelled, forcing the company into bankruptcy. Other names to impact included DXP Enterprise and Trinity Industries, which although in the Industrial sector, are heavily involved in the production and transport of oil. We have been gratified that the Q4 results were good and the stocks have recovered a bit but that came too late for this reporting period.

We did have a number of good selections which contributed strong returns over the year including Conversant (a digital marketing company) which was subject to takeover, Big Lots (a broadline closeout retailer), Healthcare sector names, HealthSouth (inpatient rehabilitation hospitals) and Mallinckrodt (specialty pharma and medical imaging agents), as well as Deluxe (checks and forms for small businesses and banks). All were the result of good stock picking with the investment team able to identify unloved companies with good business plans. That is the heart of what we do well.

Looking forward we think that the economy is gaining strength from low interest rates and much lower energy costs. However, we are surprised to see evidence that consumers remain cautious and must also note that the stronger dollar and the lackluster growth in most of the world economies will have a dampening influence. We believe that the US economy will grow but at only a moderate rate. Our strategy continues to be stock selection. We continue to look for companies where prospects of a more prosperous future are undervalued versus the market in general.

Thank you for your continued support.

Sincerely,

John B. Walthausen

2015 Annual Report 1

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/15 Institutional Class NAV $14.70
1/31/15 Retail Class NAV $14.57

TOTAL RETURNS (%) AS OF JANUARY 31, 2015.			Since
	1 Year(A)	3 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	1.57%	17.04%	12.84%
Walthausen Select Value Fund - Retail Class	1.46%	16.81%	12.57%
Russell 2500® Value Index(B)	7.25%	16.23%	12.23%

Annual Fund Operating Expense Ratios (from Prospectus dated June 1, 2014):
                 Institutional Class - Gross 1.46%, Net 1.21%
                 Retail Class - 1.46%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional and Retail Classes. Absent that arrangement, the performance of the Classes would have been lower.

The Fund’s expense ratio for the fiscal year ended January 31, 2015 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratios reported above will not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund was December 27, 2010.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2015 Annual Report 2

WALTHAUSEN SELECT VALUE FUND

                                                  WALTHAUSEN SELECT VALUE FUND
                                                              by Sectors (Unaudited)
                                                       (as a percentage of Net Assets)

                    * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2015 Annual Report 3

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees, distribution 12b-1 fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2014 and held through January 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees, distribution 12b-1 fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2014
	August 1, 2014	January 31, 2015	January 31, 2015

Actual	$1,000.00	$969.76	$5.96

Hypothetical**	$1,000.00	$1,019.16	$6.11
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2014
	August 1, 2014	January 31, 2015	January 31, 2015

Actual	$1,000.00	$969.54	$7.20

Hypothetical**	$1,000.00	$1,017.90	$7.38
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

2015 Annual Report 4

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
27,830	Assurant, Inc.	$1,767,483	2.43%
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
29,580	Deluxe Corporation	1,920,629	2.64%
Computer & Office Equipment
45,310	Lexmark International Inc. Class A	1,808,322	2.48%
Computer Peripheral Equipment, NEC
155,520	Brocade Communications Systems, Inc.	1,729,382	2.37%
Construction - Special Trade Contractors
42,030	Chicago Bridge & Iron Company N.V. (Netherlands)	1,450,455	1.99%
Converted Paper & Paperboard Products (No Containers/Boxes)
34,360	Avery Dennison Corp.	1,795,997	2.46%
Crude Petroleum & Natural Gas
133,370	Ultra Petroleum Corp. *	1,700,468
159,030	WPX Energy, Inc. *	1,695,260
		3,395,728	4.66%
Electronic Components & Accessories
117,120	Vishay Intertechnology Inc.	1,595,174	2.19%
Fabricated Rubber Products, NEC
19,910	Carlisle Companies Incorporated	1,785,529	2.45%
Fabricated Structural Metal Products
82,430	Harsco Corporation	1,216,667	1.67%
Fats & Oils
100,830	Darling Ingredients Inc. *	1,712,093	2.35%
Fire, Marine & Casualty Insurance
28,380	American Financial Group	1,647,175
52,430	Horace Mann Educators Corporation	1,597,542
		3,244,717	4.45%
Life Insurance
39,460	Primerica, Inc.	1,958,795
72,920	Symetra Financial Corporation	1,481,005
		3,439,800	4.72%
National Commercial Banks
240,250	First Niagara Financial Group, Inc.	1,950,830	2.68%
Office Furniture (No Wood)
102,010	Steelcase Inc. Class A	1,721,929	2.36%
Plastic Materials, Synth Resin
43,860	Hexcel Corp.	1,939,928
50,510	PolyOne Corporation	1,797,651
		3,737,579	5.13%
Plastics Products, NEC
31,880	AptarGroup, Inc.	2,011,947	2.76%
Railroad Equipment
62,065	Trinity Industries, Inc.	1,642,861	2.25%
Retail - Computer & Computer Software Stores
50,170	GameStop Corp. Class A	1,768,493	2.43%
Retail - Food Stores
40,570	GNC Holdings, Inc. Class A	1,798,874	2.47%
Retail - Variety Stores
40,010	Big Lots, Inc.	1,836,859	2.52%
Services - Educational Services
40,010	DeVry Education Group Inc.	1,696,824
2,140	Graham Holdings Company Class B	2,001,585
		3,698,409	5.08%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2015 Annual Report 5

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2015
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
44,030	HealthSouth Corp.	$1,941,723	2.66%
Services - Miscellaneous Amusement & Recreation
93,170	SeaWorld Entertainment, Inc.	1,631,407	2.24%
Services - Nursing & Personal Care Facilities
97,420	Kindred Healthcare, Inc.	1,798,373	2.47%
Services - Personal Services
14,870	UniFirst Corporation	1,726,853	2.37%
State Commercial Banks
35,190	Bank of Hawaii Corporation	1,986,827
40,278	Commerce Bancshares, Inc.	1,611,120
55,760	Eagle Bancorp, Inc. *	1,906,992
46,240	Independent Bank Corp.	1,749,259
13,950	Signature Bank Corp. *	1,633,964
		8,888,162	12.20%
Trucking (No Local)
66,460	Swift Transportation Company Class A *	1,633,587	2.24%
Wholesale - Electronic Parts & Equipment, NEC
41,280	Avnet, Inc.	1,718,074	2.36%
Wholesale - Industrial Machinery & Equipment
38,200	DXP Enterprises, Inc. *	1,566,964	2.15%
Total for Common Stocks (Cost $68,410,195)		$67,934,900	93.23%
REAL ESTATE INVESTMENT TRUSTS
68,095	OUTFRONT Media Inc.	1,930,493	2.65%
	(Cost $2,012,876)
MONEY MARKET FUNDS
4,593,834	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	4,593,834	6.30%
	(Cost $4,593,834)
Total Investment Securities		74,459,227	102.18%
	(Cost $75,016,905)***
Liabilities in Excess of Other Assets		(1,590,433)	-2.18%
Net Assets		$72,868,794	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at January 31, 2015.
*** At January 31, 2015, tax basis cost of the Fund’s investments was $75,054,318 and the unrealized appreciation and depreciation were $5,207,259 and ($5,802,350), respectively, with a net unrealized depreciation of ($595,091).

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 6

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2015
Assets:
Investment Securities at Fair Value	$74,459,227
(Cost $75,016,905)
Cash	30,833
Receivable for Dividends and Interest	33,842
Receivable for Shareholder Subscriptions	116,293
Total Assets	74,640,195
Liabilities:
Payable for Shareholder Redemptions	29,507
Payable for Securities Purchased	1,665,362
Payable to Advisor for Management Fees (Note 4)	59,745
Payable to Advisor for Service Fees (Note 4)	16,787
Total Liabilities	1,771,401
Net Assets	$72,868,794
Net Assets Consist of:
Paid In Capital	$72,821,608
Accumulated Net Investment Income (Loss)	(9,820)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	614,684
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	(557,678)
Net Assets	$72,868,794

Institutional Class
Net Assets	$46,777,697
Shares Outstanding
(Unlimited shares authorized)	3,181,554
Net Asset Value and Offering Price Per Share	$14.70
Redemption Price Per Share ($14.70 * 0.98) (Note 2)	$14.41

Retail Class
Net Assets	$26,091,097
Shares Outstanding
(Unlimited shares authorized)	1,791,347
Net Asset Value and Offering Price Per Share	$14.57
Redemption Price Per Share ($14.57 * 0.98) (Note 2)	$14.28

Statement of Operations
For the fiscal year ended January 31, 2015
Investment Income:
Dividends (Net of foreign withholding tax of $441)	$1,240,982
Interest	262
Securities Lending Income (Note 6)	1,293
Total Investment Income	1,242,537
Expenses:
Management Fees (Note 4)	536,345
Service Fees (Note 4)	241,355
Total Expenses	777,700
Less: Waived Service Fees	(99,370)
Net Expenses	678,330
Net Investment Income (Loss)	564,207
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	2,980,661
Net Change In Unrealized Appreciation (Depreciation) on Investments	(5,059,388)
Net Realized and Unrealized Gain (Loss) on Investments	(2,078,727)
Net Increase (Decrease) in Net Assets from Operations	$(1,514,520)

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 7

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2014	2/1/2013
	to	to
	1/31/2015	1/31/2014
From Operations:
Net Investment Income (Loss)	$564,207	$(25,890)
Net Realized Gain (Loss) on Investments	2,980,661	1,490,015
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,059,388)	4,291,299
Increase (Decrease) in Net Assets from Operations	(1,514,520)	5,755,424
From Distributions to Shareholders:
Net Investment Income
Institutional Class	(422,282)	-
Retail Class	(151,767)	-
Net Realized Gain from Security Transactions
Institutional Class	(1,870,369)	(664,221)
Retail Class	(855,570)	(108,303)
Change in Net Assets from Distributions	(3,299,988)	(772,524)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	24,479,055	12,790,950
Retail Class	28,057,908	5,389,002
Proceeds From Redemption Fees (Note 2)
Institutional Class	1,306	1,496
Retail Class	582	340
Shares Issued on Reinvestment of Dividends
Institutional Class	2,280,021	664,221
Retail Class	1,005,287	108,303
Cost of Shares Redeemed
Institutional Class	(7,808,957)	(2,665,302)
Retail Class	(5,733,526)	(1,058,397)
Net Increase (Decrease) from Shareholder Activity	42,281,676	15,230,613
Net Increase (Decrease) in Net Assets	37,467,168	20,213,513
Net Assets at Beginning of Period	35,401,626	15,188,113
Net Assets at End of Period (Including Accumulated Undistributed	$72,868,794	$35,401,626
Net Investment Income (Loss) of ($9,820) and $0, respectively)
Share Transactions:
Issued
Institutional Class	1,517,707	901,649
Retail Class	1,769,623	369,945
Reinvested
Institutional Class	147,861	42,715
Retail Class	65,791	7,024
Redeemed
Institutional Class	(499,005)	(181,669)
Retail Class	(363,045)	(70,101)
Net Increase (Decrease) in Shares	2,638,932	1,069,563

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 8

Walthausen Select Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	2/1/2014		2/1/2013		2/1/2012	2/1/2011	12/27/2010*
	to		to		to	to	to
	1/31/2015		1/31/2014		1/31/2013	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$15.19		$12.01		$10.23	$10.04	$10.00
Net Investment Income (Loss) (a)	0.17		(0.01)		(0.01)	0.00	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	0.10		3.54		2.24	0.19	0.05
Total from Investment Operations	0.27		3.53		2.23	0.19	0.04
Distributions (From Net Investment Income)	(0.14)		-		-	-	-
Distributions (From Capital Gains)	(0.62)		(0.35)		(0.45)	-	-
Total Distributions	(0.76)		(0.35)		(0.45)	-	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	-	-
Net Asset Value -
End of Period	$14.70		$15.19		$12.01	$10.23	$10.04
Total Return (c)	1.57%		29.31%		22.08%	1.89%	0.40%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$46,778		$30,600		$15,044	$1,253	$963
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.45%	1.45%	1.45%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.83%		-0.33%		-0.13%	-0.05%	-0.70%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.20%		1.20%		1.39%	1.45%	1.45%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08%		-0.08%		-0.08%	-0.05%	-0.70%	**
Portfolio Turnover Rate	75.83%		77.67%		36.16%	94.46%	3.02%	***

Walthausen Select Value Fund

Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2014		2/1/2013		2/1/2012	2/1/2011	12/27/2010*
	to		to		to	to	to
	1/31/2015		1/31/2014		1/31/2013	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$15.05		$11.94		$10.19	$10.04	$10.00
Net Investment Income (Loss) (a)	0.16		(0.05)		(0.04)	(0.06)	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	0.09		3.51		2.24	0.21	0.05
Total from Investment Operations	0.25		3.46		2.20	0.15	0.04
Distributions (From Net Investment Income)	(0.11)		-		-	-	-
Distributions (From Capital Gains)	(0.62)		(0.35)		(0.45)	-	-
Total Distributions	(0.73)		(0.35)		(0.45)	-	-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	-	-
Net Asset Value -
End of Period	$14.57		$15.05		$11.94	$10.19	$10.04
Total Return (c)	1.46%		28.89%		21.88%	1.49%	0.40%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$26,091		$4,802		$145	$16	$546
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.47%		1.70%	1.70%	1.70%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.98%		-0.37%		-0.38%	-0.55%	-1.29%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.64%	1.70%	1.70%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.98%		-0.35%		-0.32%	-0.55%	-1.29%	**
Portfolio Turnover Rate	75.83%		77.67%		36.16%	94.46%	3.02%	***

* Commencement of Operations. ** Not Annualized. *** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2015 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2015

1.) ORGANIZATION
Walthausen Select Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on December 1, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2015, there were two series authorized by the Trust. The Fund currently offers Institutional Class shares and Retail Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2011 -2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2015, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2015, proceeds from redemption fees amounted to $1,306 and $582 for Institutional Class shares and Retail Class shares, respectively.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. At January 31, 2015, paid in capital was increased by $355,862 and accumulated undistrib-

2015 Annual Report 10

Notes to Financial Statements - continued

uted realized gain (loss) on investments - net was decreased by $355,862 as a result of the usage of equalization for tax purposes.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (REITs) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

2015 Annual Report 11

Notes to Financial Statements - continued

Equity securities (common stocks and real estate investment trusts). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized as level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 67,934,900	$0	$0	$ 67,934,900
Real Estate Investment Trusts	1,930,493	0	0	1,930,493
Money Market Funds	4,593,834	0	0	4,593,834
Total	$ 74,459,227	$0	$0	$ 74,459,227

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 2 or level 3 assets during the fiscal year ended January 31, 2015. There were no transfers into or out of the levels during the fiscal year ended January 31, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2015.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For fiscal year ended January 31, 2015, the Advisor earned management fees totaling $536,345, of which $59,745 was due to the Advisor at January 31, 2015.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to

2015 Annual Report 12

Notes to Financial Statements - continued

the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive, for the Institutional Class shares through May 31, 2015, 0.25% of the applicable Services Agreement fees for the class’s average daily net assets up to $100 million. The Advisor may not terminate the fee waiver before May 31, 2015.

For fiscal year ended January 31, 2015, the Advisor earned services fees of $241,355, of which $16,787 was due to the Advisor at January 31, 2015. Service fees totaling $99,370 were waived with no recapture provision for fiscal year ended January 31, 2015 for the Institutional Class.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $9,750 plus travel and related expenses for fiscal year ended January 31, 2015. Under the Management Agreement, the Advisor pays these fees.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund may pay the annual rate of up to 0.25% of the average daily net assets of the Fund's Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders.

6.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank, an unaffiliated party, as lender’s agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the fair value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2015, the Fund does not have any securities out on loan.

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2015 was $72,821,608 representing 3,181,554 Institutional Class shares outstanding and 1,791,347 Retail Class shares outstanding.

8.) PURCHASES AND SALES OF SECURITIES
For fiscal year ended January 31, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $76,311,589 and $39,369,927, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2015 Annual Report 13

Notes to Financial Statements - continued

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. As of January 31, 2015, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, held, in aggregate, 54.55% of the Institutional Class shares of the Fund, and therefore may be deemed to control the Institutional Class. As of January 31, 2015, NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 72.43%, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

10.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2015 was $75,054,318. At January 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$5,207,259	($5,802,350)	($595,091)

There was a distribution paid on December 23, 2014 to the Fund’s shareholders of record on December 22, 2014. The Institutional Class paid a distribution of $0.14082 per share from net investment income, $0.12932 per share from long-term capital gains and $0.49440 per share from short-term capital gains. Also, the Retail Class paid a distribution of $0.11064 per share from net investment income, $0.12932 per share from long-term capital gains and $0.49440 per share from short-term capital gains.

Distributions paid from Institutional Class:

	2015	2014
Ordinary Income	$ 422,282	$ -0-
Short-Term Capital Gain	1,482,573	551,939
Long-Term Capital Gain	387,796	112,282
	$ 2,292,651	$ 664,221

Distributions paid from Retail Class:

	2015	2014
Ordinary Income	$ 151,767	$ -0-
Short-Term Capital Gain	678,179	89,995
Long-Term Capital Gain	177,391	18,308
	$ 1,007,337	$ 108,303

As of January 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 231,133
Undistributed long-term capital gains	420,964
Unrealized depreciation on investments – net	(595,091)
$ 57,006

Book to tax differences are primarily attributable to the tax deferral of wash sales and the deferral of late year losses. Deferred late year losses totaled $9,820.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.) PROXY VOTING
At a Special Meeting of Shareholders of the Trust held on July 30, 2014, Trust shareholders of record as of the close of business on May 30, 2014 voted to approve the following proposal:

1. To elect Hany A. Shawky and John P. Mastriani to the Board of Trustees of the Trust.

	Shares Voted in Favor	Shares Voted Against/Abstentions
Hany A. Shawky	37,058,900	256,100
John P. Mastriani	37,058,900	256,100

2015 Annual Report 14

ADDITIONAL INFORMATION
January 31, 2015
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 20, 2015 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the "Agreement") between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Select Value Fund. In reviewing the Agreement, the Board received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund's performance since its' inception, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's strength, and expected expenses and revenue from the Fund.

As to the performance of the Fund, the materials included information regarding the Fund's performance compared to a peer group of similar funds as well as the overall Morningstar Small Blend category and the Russell 2500® Value Index. The Trustees noted that the data showed that the Fund outperformed its peer group and Morningstar category for the 1-year and 3-year periods ended November 30, 2014. They also noted that the data showed that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-year and since inception periods ended November 30, 2014. Based on this review, the Independent Trustees concluded that, while recent performance was not as strong as the longer time periods, overall the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor's experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor's financial condition, the portfolio manager's background and investment management experience. Management noted that there were no changes in the personnel managing the Fund. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure since inception of the Advisor in 2007 and one addition to the Advisor during the year. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor's compliance efforts. The Board also reviewed the Advisor's financial stability. They noted that both portfolio management and CCO services were acceptable. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. Continuing, the Trustees considered that the Retail Class Shares may be subject to a distribution expense of 0.25% of the class' average daily net assets in accordance with Rule 12b-1 under the 1940 Act. However, they also noted that effective June 1, 2013, the Fund no longer pays or accrues any distribution fees for the Retail Class. Under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund's average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and Services Agreement fees for average daily net assets in excess of $500 million are reduced to 0.15% . Also, The Trustees noted that the Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2015, 0.25% of the applicable Service Agreement fees for the class' average daily net assets up to $100 million. A representative of the Advisor reviewed a summary of the Advisor's profitability resulting from the services provided to the Fund. It was noted that the Advisor had minimal net profits related to its operation of the Fund during the last 12 months. The Board concluded that the Advisor has sufficient resources to continue to manage the Fund.

2015 Annual Report 15

Additional Information (Unaudited) - continued

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its peer group. Included in the comparison were funds with similar asset ranges and the overall Morningstar Small Blend category. It was also noted that the Advisor is responsible under the Services Agreement for paying all but a very small fraction of the Fund's ordinary expenses. The data showed that Institutional Class net expense ratio of 1.21% was below the average net expense ratio of the peer group and below the Morningstar category average. The Retail Class net expense ratio of 1.46% was above the average net expense ratios of the peer group and the Morningstar category average, but the Retail Class net expense ratio was noted to be within the range of the peer group. Additionally, it was noted that the management fee of 1.00% was above the peer group average and Morningstar category average, but also within the range the peer group. The Trustees reviewed information regarding other accounts managed with a similar investment strategy. A representative of the Advisor noted that the other investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund's management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder as the Fund grows. They concluded that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2015 Annual Report 16

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Select Value Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 26, 2015

2015 Annual Report 17

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2015 Annual Report 18

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John P. Mastriani is an audit committee finical expert. Mr. Mastriani is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/15	FYE 1/31/14
Audit Fees	$24,600	$24,600
Audit-Related Fees	$1,200	$1,200
Tax Fees	$12,000	$6,000
All Other Fees	$1,000	$1,000

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/15	FYE 1/31/14
Registrant	$13,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President

Date: March 31, 2015

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer

Date: March 31, 2015